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As filed with the Securities and Exchange Commission on April 29, 2002

File No. 2-60367

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/x/
Post-Effective Amendment No. 27	/x/
and
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940	/x/

Amendment No. 24
(Check appropriate box or boxes)

The GNMA Fund Investment
Accumulation Program, Inc.

(Exact name of registrant as specified in charter)

P.O. Box 9011	08543-9011
Princeton, New Jersey	(Zip Code)
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code (609) 282-8503

Terry K. Glenn, President
The GNMA Fund Investment Accumulation Program, Inc.
P.O. Box 9011, Princeton, N.J. 08543-9011
(Name and address of agent for service)

Copies to:

Counsel for the Program:
Davis Polk & Wardwell
450 Lexington Avenue
New York, N.Y. 10017
Attention: Nora M. Jordan, Esq.

It is proposed that this filing will become effective (check appropriate box)

    / / immediately upon filing pursuant to paragraph (b)
    /x/ on May 1, 2002 pursuant to paragraph (b)
    / / 60 days after filing pursuant to paragraph (a)(1)
    / / on (date) pursuant to paragraph (a)(1)
    / / 75 days after filing pursuant to paragraph (a)(2)
    / / on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

    / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
CROSS REFERENCE SHEET

Form N-1A Item		Prospectus Caption
PART A
1.	Front and Back Cover Pages	Cover Pages
2.	Risk/Return Summary: Investments, Risks and Performance	The Program at a Glance
3.	Risk/Return Summary; Fee Table	Fees and Expenses of the Program
4.	Investment Objectives, Principal Investment Strategies and Related Risks	How the Program Invests
5.	Management's Discussion of Fund Performance	Annual Report dated December 31, 2001**
6.	Management, Organization and Capital Structure	Program Administration and Expenses
7.	Shareholder Information	How to Participate in the Program
8.	Distribution Arrangements	*
9.	Financial Highlights Information	Financial Highlights
PART B
10.	Cover Page and Table of Contents	Cover Page, Back Cover
11.	Fund History	General Information
12.	Description of the Fund and Its Investments and Risks	Investment Policies and Restrictions, General Information
13.	Management of the Fund	Directors and Officers, General Information
14.	Control Persons and Principal Holders of Securities	Directors and Officers
15.	Investment Advisory and Other Services	Administration Agreement, General Information, Back Cover
16.	Brokerage Allocation and Other Practices	Portfolio Transactions
17.	Capital Stock and Other Securities	General Information
18.	Purchase, Redemption and Pricing of Shares	Net Asset Value, Terms and Conditions of Participation, Redemption
19.	Taxation of the Fund	Federal Taxes
20.	Underwriters	*
21.	Calculation of Performance Data	*
22.	Financial Statements	Annual Report dated December 31, 2001**
PART C
Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

*
Item inapplicable or answer negative.

**
Incorporated by reference in Statement of Additional Information.

              The GNMA Fund Investment
              Accumulation Program, Inc.

The Program seeks safety of capital and current income. It invests primarily in mortgage-backed debt securities guaranteed by the Government National Mortgage Association.

The Program is designed as an option to reinvest income and principal distributed on units of GNMA and other government securities series of Corporate Income Fund and Government Securities Income Fund. The Program has no sales charge, distribution fee or investment advisory fee.

May 1, 2002

              This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

              The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

2

The Program at a Glance

What are the Program's objectives and goals?

        The Program seeks safety of capital and current income. It normally invests more than 80% of its total assets in Ginnie Maes, a type of government backed debt security. It may also hold temporarily some U.S. Treasury bills. We cannot assure that the Program will fulfill these objectives.

        What are the Program's main investment strategies?

  •
  The Program has no investment adviser.

  •
  The Bank of New York, as Transaction Agent, invests available cash from share sales and payments on Ginnie Maes, primarily in additional Ginnie Maes.

  •
  When the Program needs cash to redeem shares, we can sell securities.

What are the main risks?

        You can lose money with the Program. Reasons include:

  •
  Rising interest rates can reduce the value of Program shares.

  •
  Prepayments may slow, reducing amounts available to invest at the higher interest rates (extension risk).

  •
  Debt with longer maturities like that held by the Program is affected more by changes in interest rates than debt with shorter maturities.

        When interest rates fall:

  •
  Ginnie Maes may pay out more principal (as homeowners pay down their mortgages). You could lose some of any premium paid.

  •
  As we reinvest this principal at lower interest rates, interest income per share declines.

  •
  Homeowners may prepay principal on Ginnie Maes at any time without penalty. This limits share price increases.

  •
  Because of prepayment and extension risk, mortgage-backed securities react differently to change in interest rates than other fixed-income securities.

Who should invest?

        We offer Program shares to holders of many Defined Asset Funds. You may choose to reinvest interest or principal distributed on your units or both. The Program may be an appropriate investment if you:

  •
  Seek attractive current income.

  •
  Want the credit safety of a portfolio of U.S. government-backed debt.

        The Program is not appropriate if you:

  •
  Cannot tolerate any principal risk.

  •
  Cannot use early returns of principal.

  •
  Want a speculative investment to take advantage of market price changes.

3

How has the Program performed in the past?

        The bar chart and table below provide an indication of the risks of investing in the Program. The bar chart shows variations (before taxes) in the Program's performance in each of the last ten years. Average annual total returns show how Program returns a) before taxes, b) after taxes on Program distributions, and c) after taxes on distributions and sale of Program shares, compared to the Salomon Brothers 30 Year GNMA Index. How the Program performed in the past (before and after taxes) does not necessarily indicate how it will perform in the future.

Change in Value of an Investment in the Program

                During the 10-year period shown in the bar chart, the highest return for a quarter was 5.68% (quarter ending June 30, 1995) and the lowest return for a quarter was -3.44% (quarter ending March 31, 1994).

Average Annual Total Returns (for periods ending 12/31/01)	1 Year	5 Years	10 Years
The Program:
Return Before Taxes	7.60%	7.01%	6.55%
Return After Taxes on Distributions	5.00	4.35	3.80
Return After Taxes on Distributions and Sale of Program Shares	4.57	4.27	3.85
SB GNMA Index (reflects no deductions for fees, expenses or taxes)	8.20	7.49	7.22

                After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                The Index is based on GNMA 30-year pass through certificates representing pools of single family and graduated payment mortgages with at least $200 million outstanding. Index returns assume reinvestment of income, and (unlike the Program figures) do not reflect any fees or expenses.

4

FEES AND EXPENSES OF THE PROGRAM

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases		None
Maximum Deferred Sales Charge (Load)		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends		None
Redemption Fee		None
Annual Program Operating Expenses (expenses that are deducted from Program assets):
Management Fees		None
Distribution (12b-1) Fees		None
Other Expenses		0.58%
Administration Fees	0.20%
Shareholder Servicing and Custodian Fees	0.25
Other Expenses	0.13
Total Annual Program Operating Expenses		0.58%

Examples:

        These Examples are intended to help you compare the cost of investing in the Program with the cost of investing in other mutual funds.

        The Examples assume that you invest $10,000 in the Program for the time periods indicated, that you reinvest distributions, that your investment has a 5% return each year and the Program's operating expenses remain the same. This assumption is not meant to indicate that you will receive a 5% annual rate of return; your return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$59	$186	$324	$726

5

How the Program invests

The Program invests primarily in Ginnie Maes. These are debt securities, pools of mortgages on one- to four-family houses, that pay interest and principal monthly. The Government National Mortgage Association (or GNMA, a U.S. government corporation) guarantees timely interest and principal payments on the Ginnie Maes.

Is the Program managed?

         There is no investment adviser. We buy Ginnie Maes when the Program has available cash. We sell them when it needs cash—not because of market changes. When we expect to need cash soon, the Program may hold this cash or buy U.S. Treasury bills payable within 30 days.

        The Bank of New York as Transaction Agent buys Ginnie Maes with the longest average maturities—that is, new issues—and the highest available yields. Maturity is the date when a debt obligation becomes due. Any Treasury bills will mature by the next monthly distribution date.

        We generally hold securities until they mature. If the Program needs cash before then, the Bank can sell Ginnie Maes with the shortest average maturities—that is, the oldest issues—and the lowest yields.

        We place securities transactions with dealers for the most favorable prices and executions of orders. Frank Viola, Vice President of the Program since 2001, Managing Director and Portfolio Manager, Merrill Lynch Investment Managers, L.P. ("MLIM"), assists the Bank in determining which securities the Program's investment formula requires it to buy or sell and which dealers to use. Mr. Viola has been with MLIM for five years.

What are your risks of owning Program shares?

         We cannot assure you that the Program will achieve its objectives or that its share price will not decline. The principal risks of investing in the Program flow from changing interest rates:

  •
  If rates rise, the Program will continue to hold securities with lower rates and your income will lag the current interest rates. Also, the market value of those securities will decline; you could lose part of your investment if you sell your shares when interest rates are higher.
  •
  If rates fall, the Program for some time will continue to pay dividends at rates above the market. However, as the Ginnie Maes return principal and we invest money from new share sales, dividend income will decline. Also, principal payments on the Ginnie Maes may increase as homeowners refinance their mortgages at lower rates. The Program reinvests this principal at lower rates, which also reduces income. Because Ginnie Maes have no prepayment penalties, they tend to sell at smaller premiums than on debt obligations of comparable interest rates and maturities that are not currently callable. Share prices will not rise as much as on non-callable bonds.

        Because GNMA guarantees to pay promptly principal and interest on the Ginnie Maes, backed by the full faith and credit of the U.S. government, and Treasury bills are direct obligations of the U.S., credit risk on these investments is minimal. However, the U.S. does not back the value of Program shares directly.

        The Program's Statement of Additional Information, which is available on request, contains further information about the Program's investments and the risks they may entail.

6

How to Participate in the Program

The Program allows you to reinvest distributions you receive on units of some series of The Corporate Income Fund and The Government Securities Income Fund. This option, if available, is described in the prospectus of that series. You receive distributions in cash unless you elect to reinvest. The registered owner can elect to reinvest or change a previous election by sending written notice to the Program Agent, The Bank of New York, at P.O. Box 974, Wall Street Station, New York, N.Y. 10286-0974. A notice will be effective only if received by the Bank at least 10 days before the record day for the first distribution to which it is to apply; notices received within 10 days will apply to later distributions.

        Unit trust distributions may consist of interest or principal. You may elect to reinvest either or both types of distributions in Program shares. When you elect to reinvest, the Bank uses the distributions on your behalf to buy shares of the Program, without sales charge, on the distribution date. If you are reinvesting principal distributions on your units, your proceeds from redeeming units and payments from maturity of securities held in the unit trust will be reinvested in Program shares—you will not receive cash.

        The Bank reports each unit trust distribution that you reinvest in Program shares. Even when you reinvest distributions, you are subject to federal income tax on those distributions. Shareholders also receive the Program's semi-annual financial statements and a copy of its current prospectus.

        The Program's Board of Directors may change the terms for investing in the Program or terminate the Program entirely at any time without advance notice to you. The Board also may appoint a different Program Agent or an additional agent for the Program.

        See the Program's Statement of Additional Information for further details of the terms and conditions of the Program.

To Buy Shares

        Registered holders of units of many GNMA and other government securities Defined Asset Funds, may elect to reinvest in shares of the Program as described in the unit trust's prospectus. These include brokers and nominees of banks or other financial institutions that are registered holders of those units. There is no sales charge or distribution fee. Unless the shareholder elects to receive cash, income and other distributions on Program shares will also be reinvested in additional shares. Program shares are currently offered only for reinvesting distributions on Defined Asset Funds. The Program may reject orders to buy shares.

        The Administrators may redeem shares in any account worth less than $500 if the shareholder is no longer reinvesting distributions on units.

To Sell Your Shares

        Registered owners may redeem Program shares on any business day—whenever the New York Stock Exchange is open for trading except Columbus Day and Veterans' Day. The owner must submit a written request to The Bank of New York, P.O. Box 974, New York, NY 10286-0974, accompanied by any outstanding certificates for shares being redeemed. The request or each certificate must be signed by each record owner, with each signature guaranteed by an eligible guarantor institution. The Bank may request further documents from corporations, retirement plans, executors, administrators,

7

trustees and guardians. When you hold shares through a broker, bank or other financial intermediary you must instruct the registered owner to submit the redemption request. The Bank mails payment within 7 days after it receives a properly completed redemption request.

        A dealer having a satisfactory agreement with the Administrators may repurchase your shares, at no extra charge by the Program. Repurchases are made at the same day's price when the order is placed before 3:30 p.m. Eastern time. The dealer is responsible for transmitting the order so an Administrator receives it before the close of business (4 p.m. Eastern time) on that day. Dealers may charge a fee to repurchase shares; no fee is payable when you redeem shares held by the Program Agent.

        You may transfer your Program shares only to another securities dealer that has entered into a satisfactory agreement with the Administrators. The receiving firm must coordinate all future trading of those shares.

How Shares are Priced

        You can buy and sell Program shares at their net asset value, without any sales charge, next computed after your order is received in proper form. FT Interactive Data, an independent evaluator, determines the share price at 3:30 p.m. Eastern time on each business day. The price is based on quotes for comparable securities using pricing methods developed by Interactive. The Program's Board of Directors has examined these pricing methods and believes that these methods reasonably and fairly approximate the prices at which the securities may be sold and result in a good faith determination of the fair value of the securities held by the Program. However, the Board cannot assure that portfolio securities could be sold at these prices.

Dividends, Capital Gains and Taxes

        The Program distributes any net investment income monthly, and any net realized capital gains annually. If you want to receive dividends or distributions in cash, contact The Bank of New York.

        You will pay tax on dividends and distributions from the Program whether you receive them in cash or additional shares. If you redeem shares, any gain on the transaction will be subject to tax. The Program Agent sends a tax information statement on distributions shortly after the end of each year.

        By law, the Program must withhold 31% of your distributions and proceeds unless you have provided a taxpayer identification number or social security number. Distributions to foreign shareholders generally will be subject to withholding tax.

        This section summarizes some of the consequences under current federal tax law of investing in the Program. It is no substitute for personal tax advice. Consult your personal tax adviser about the potential consequences of investing in the Program under all applicable tax laws.

8

Program Administration and Expenses

The Administrators supervise the Program's business operations. They perform certain management services necessary to operate the Program and provide office space, facilities and personel to perform these services. The Program Administrators are:

  •
  Merrill Lynch Investment Managers, L.P., P.O. Box 9011, Princeton, NJ 08543;

  •
  Prudential Securities Incorporated, 199 Water Street, New York, NY 10292;

  •
  Morgan Stanley DW Inc., One Chase Manhattan Plaza, New York, NY 10005;

  •
  Salomon Smith Barney Inc., 125 Broad Street, New York, NY 10004.

        Merrill Lynch is agent for the other Administrators. The Administrators are the sponsors of Defined Asset Funds, along with UBS PaineWebber Incorporated. The Program pays these Administrators monthly for their services an aggregate fee equal to 0.20% annually of the Program's average daily net assets.

        The Program also pays other expenses of its operations, including fees to The Bank of New York as Program Agent, Custodian, Transfer Agent, dividend disbursing agent and Transaction Agent; certain costs of printing and mailing prospectuses and statements of additional information, shareholder reports, proxy statements and other notices; legal and auditing fees; interest expense and insurance premiums; and the fees and expenses of unaffiliated directors.

        The address of the Program is P.O. Box 9011, Princeton, NJ 08543-9011 and its telephone number is (609) 282-8503.

9

Financial Highlights

The financial highlights table is intended to help you understand the Program's financial performance for the past five years. Certain information reflects financial results for a single Program share. The total returns in the table represent the rate that an investor would have earned (before taxes) on an investment in the Program, assuming all dividends and distributions were reinvested. This information has been audited by Deloitte & Touche LLP, whose report, along with the Program's financial statements, are included in the Program's Annual Report, which is available upon request.

	Year ended December 31,
	2001	2000	1999	1998	1997
Selected Data for a Share of Capital Stock Outstanding Throughout Each Year.:
Net asset value, beginning of year	$20.78	$19.95	$21.09	$21.03	$20.59

Income from Investment Operations
Net Investment Income	1.28	1.32	1.28	1.33	1.40
Net Realized and Unrealized Gain (Loss) on Investments	0.26	0.79	(1.15)	0.09	0.43

Total from Investment Operations	1.54	2.11	0.13	1.42	1.83

Less Distributions
Dividends from net investment income	(1.31)	(1.28)	(1.27)	(1.36)	(1.39)

Net asset value, end of year	$21.01	$20.78	$19.95	$21.09	$21.03

Total Investment Return	7.60%	10.98%	0.57%	7.02%	9.16%

Significant Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$169,119	$172,596	$180,890	$200,394	$201,790

Operating Expenses to average net assets:	0.58%	0.58%	0.60%	0.56%	0.57%

Net investment income to average net assets:	6.07%	6.53%	6.37%	6.29%	6.74%

Portfolio turnover rate	0%	0%	0%	0%	0%

10

For More Information

Statement of Additional Information

The Program's Statement of Additional Information contains further information about the Program and is incorporated by reference (legally considered to be part of this prospectus).

Shareholder Reports

Additional information about the Program's investments is available in the Program's annual and semi-annual reports to shareholders. In the Program's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Program's performance during its last fiscal year.

The Program will send you one copy of each shareholder report and certain other mailings, regardless of the number of Program accounts you have. To receive separate shareholder reports for each account, call your Financial Consultant or write to the Bank of New York at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your Financial Consultant or the Bank of New York at 1-800-221-7771.

You may request a free copy of any of these documents by writing the Program at P.O. Box 9011, Princeton, N.J. 08543-9011, or calling 1-800-221-7771.

Contact your Financial Consultant or the Program at the telephone number or address indicated if you have any questions.

Information about the Program (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Program are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies may be obtained, after paying a duplicating fee, by electronic request at the E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on information in this prospectus. No one is authorized to give you any information that is different.

Investment Company Act file #811-2788

The GNMA
Fund Investment
Accumulation
Program, Inc.

  May 1, 2002

THE GNMA FUND
INVESTMENT ACCUMULATION PROGRAM, INC.

Shares of	Statement of Additional Information
Common Stock	dated May 1, 2002

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus dated May 1, 2002 (the "Prospectus") of The GNMA Fund Investment Accumulation Program, Inc. (the "Program"). The Statement of Additional Information is not authorized for distribution unless accompanied or preceded by the annual report of the Program for the year ended December 31, 2001, which contains certified financial statements of the Program and is hereby incorporated by reference. The Prospectus can be obtained without charge by calling (800) 221-7771. The Statement of Additional Information has been incorporated by reference into the Program's prospectus.

INVESTMENT POLICIES AND RESTRICTIONS

        The Program seeks safety of capital and current income through investment in a portfolio consisting primarily of mortgage-backed securities fully guaranteed as to principal and interest by the Government National Mortgage Association ("GNMA") ("Ginnie Maes"). The Ginnie Maes and Treasury Bills held by the Program are sometimes referred to herein as the "Securities". See Investment Policies and Considerations.

        Set forth below is a brief description of the method of origination of Ginnie Maes; their nature, including the guarantee of GNMA; the basis of selection and acquisition of the Ginnie Maes held by the Program; and the expected life of the Ginnie Maes.

        Origination of Ginnie Maes—The pool of mortgages that is to underlie a particular new issue of Ginnie Maes, such as those held by the Program, is assembled by the proposed issuer of these Ginnie Maes. This issuer is typically a mortgage banking firm, savings institution or commercial bank and in every instance must be a mortgagee approved by and in good standing with the Federal Housing Administration ("FHA"). In addition, GNMA imposes its own criteria on the eligibility of issuers, including a net worth requirement and a requirement that a principal element of its business operation be the origination or servicing of mortgage loans.

        The mortgages which are to compose the new pool may have been originated by the issuer itself in its capacity as a mortgage lender, or they may be acquired by the issuer from a third party, such as another mortgage banker, a banking institution, the Veterans Administration ("VA"), which in certain instances acts as a direct lender and thus originates its own mortgages, or one of several other governmental agencies. All mortgages in any given pool will be insured under the National Housing Act, as amended ("FHA-insured") or Title V of the Housing Act of 1949 ("FMHA-insured") or insured or guaranteed under Chapter 37 of Title 38, U.S.C. ("VA-guaranteed"); will have a date for the first scheduled monthly payment of principal that is not more than 24 months prior to the issue date of the Ginnie Maes to be issued; will have homogeneity as to interest rate, maturity and type of dwelling (e.g., project mortgages on apartment projects and hospitals will not be mixed with 1- to 4-family mortgages); and will meet additional criteria of GNMA. All mortgages in the pools backing the Ginnie Maes in the Program's portfolio are on 1- to 4-family dwellings (amortizing over a period of up to 30 years) and the average maturities of the mortgages in those pools shall be the longest reasonably available on the market to the Transaction Agent at the time of acquisition. In general, the mortgages in these pools provide for equal monthly payments over the life of the mortgage (aside from prepayments), designed to repay the principal of the mortgage over this period, together with interest at a fixed rate on the unpaid balance.

        In seeking GNMA approval of a new pool, the issuer files with GNMA an application containing information concerning itself, describing generally the pooled mortgages, and requesting that GNMA approve the issue and issue its commitment (subject to its satisfaction with the mortgage documents and other relevant documentation) to guarantee the timely payment of principal of and interest on the Ginnie

Maes to be issued by the issuer on the basis of that pool. If the application is in order, GNMA issues its commitment, assigning a GNMA pool number to the pool. Upon completion of the required documentation, including detailed information as to the underlying mortgages, a custodial agreement with a Federal or state regulated financial institution satisfactory to GNMA pursuant to which the underlying mortgages will be held in safekeeping, and a detailed guarantee agreement between GNMA and the issuer, the issuance of the Ginnie Maes is permitted, and GNMA, upon their issuance, endorses its guarantee thereon. The aggregate principal amount of Ginnie Maes issued will be equal to the then aggregate unpaid principal balances of the pooled mortgages. The interest rate borne by the Ginnie Maes is currently fixed at .5 of 1% below the interest rate of the pooled 1- to 4-family mortgages, the differential being applied to the payment of servicing and custodial charges as well as GNMA's guarantee fee.

        Nature of Ginnie Maes and GNMA Guarantee—All of the Ginnie Maes held by the Program are of the "modified pass-through" type, the terms of which provide for timely monthly payments by the issuers to the registered holders (including the Program) of their pro rata shares of the scheduled principal payments, whether or not collected by the issuers, on account of the mortgages backing these Ginnie Maes, plus any prepayments of principal of such mortgages received, and interest (net of the servicing and other charges described above) on the aggregate unpaid principal balance of these Ginnie Maes, whether or not interest on account of these mortgages has been collected by the issuers. Ginnie Maes are guaranteed by GNMA as to timely payment of principal and interest. Funds received by the issuers on account of the mortgages backing the several issues of the Ginnie Maes are intended to be sufficient to make the required payments of principal of and interest on these Ginnie Maes but, if these funds are insufficient for that purpose, the guarantee agreements between the issuers and GNMA require the issuers to make advances sufficient for these payments. If the issuers fail to make these payments, GNMA will do so. The full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under the guarantee. The payment cycle of Ginnie Maes is 45 days between the date of security issuance and the first investor payments.

        GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized by Section 306(g) of Title III of the National Housing Act to guarantee the timely payment of principal of and interest on certificates which are based on and backed by pools of residential mortgage loans insured or guaranteed by FHA, the Farmers' Home Administration ("FMHA") or the VA. In order to meet its obligation under its guarantee, GNMA may issue its general obligations to the United States Treasury. In the event it is called upon at any time to make good its guarantee, GNMA has the full power and authority to borrow from the Treasury of the United States, if necessary, amounts sufficient to make payments of principal and interest on the Ginnie Maes. Section 306(g) provides further that the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guarantee under that subsection. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that these guarantees "constitute general obligations of the United States backed by its full faith and credit."*

        The Ginnie Maes are based upon and backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages and, except to the extent of funds received by the issuers on account of these mortgages, the Ginnie Maes do not constitute a liability of nor evidence any recourse against the issuers, but recourse thereon is solely against GNMA. Holders of Ginnie Maes have no security interest in or lien on the pooled mortgages.

        The GNMA guarantees referred to herein relate only to payment of principal of and interest on the Ginnie Maes in the portfolio and not to the Shares in the Program.

*  Any statement in the Prospectus or the Statement of Additional Information that a Ginnie Mae is backed by the full faith and credit of the United States is based upon the opinion of an Assistant Attorney General of the United States and should be so construed.

        Neither the Agent nor the Administrators shall be liable in any way for any default, failure or defect in any Ginnie Mae.

        Life of the Ginnie Maes—In actual operation, payments received in respect of the mortgages underlying the Ginnie Maes will consist of a portion representing interest and a portion representing principal. Although the aggregate monthly payment made by the obligor on each mortgage remains constant (aside from optional prepayments of principal), in the early years the larger proportion of each payment will represent interest, while in later years, the proportion representing interest will decline and the proportion representing principal will increase, although, of course, the interest rate remains constant. Moreover, by reason of optional prepayments, payments in the early years on mortgages in the pools may be substantially in excess of those required by the amortization schedules of these mortgages; conversely, payments in later years may be substantially less since the aggregate unpaid principal balances of the underlying mortgages may have been greatly reduced.

        Monthly payments and prepayments of principal are made to the Agent in respect of the mortgages underlying the Ginnie Maes held by the Program. The proceeds of payments, prepayments and sales received by the Agent (less certain amounts deducted as described under Federal Taxes) will be reinvested and not paid out to Participants (except for capital gain and on redemption of Shares). While the mortgages on 1- to 4-family dwellings underlying the Ginnie Maes are amortized over a period of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, owing to prepayments, is much less. Pricing of Ginnie Maes has been based upon yield assumptions grounded in the historical experience of the FHA relating to 30 year mortgages on 1- to 4-family dwellings at various interest rates (which, in general, have been lower than the rates of the Ginnie Maes held by the Program). Yield tables for Ginnie Maes utilize a 12-year average life assumption for Ginnie Mae pools of 30 year mortgages on 1- to 4-family dwellings. This assumption was derived from the FHA experience relating to prepayments on such mortgages during the period from the mid 1950's to the mid 1970's. This 12 year average life assumption was calculated in respect of a period during which mortgage lending rates were fairly stable. That assumption is probably no longer an accurate measure of the average life of Ginnie Maes or their underlying single family mortgage pools. Today, research analysts use complex formulae to scrutinize the prepayments of mortgage pools in an attempt to predict more accurately the average life of Ginnie Maes. Generally speaking, a number of factors, including mortgage market interest rates and homeowner mobility, will affect the average life of the Ginnie Maes held by the Program. Changes in prepayment patterns, which are influenced by changes in housing cycles and mortgage refinancing, could influence yield assumptions used in pricing the securities. Shifts in prepayment patterns are influenced by changes in housing cycles and mortgage refinancing and are also subject to certain limitations on the gathering of the data; it is impossible to predict how new statistics will affect the yield assumptions that determine mortgage industry norms and pricing of Ginnie Maes. Moreover, there is no assurance that the pools of mortgage loans relating to the Ginnie Maes held by the Program will conform to prepayment experience as reported by GNMA on a periodic basis, or the prepayment experience of other mortgage lenders. Accordingly, it is not possible to predict meaningfully prepayment levels on Ginnie Maes in the Program. While the value of the underlying Securities generally fluctuates inversely with changes in interest rates, it should also be noted that their potential for appreciation, which could otherwise be expected to result from a decline in interest rates, may tend to be limited by any increased prepayments by mortgagors as interest rates decline.

        Holders of Ginnie Maes, including the Program, receive monthly distributions of interest due on the underlying mortgages, scheduled payments of principal on an amortized basis, and prepayments. All of the mortgages in the pools relating to the Ginnie Maes in the portfolio are subject to prepayment without any significant premium or penalty at the option of the mortgagors (i.e., homeowners). A number of factors, including mortgage market interest rates and homeowners' mobility, will affect the average life of the Ginnie Maes held by the Program. Accordingly, it is not possible to predict meaningfully prepayment levels regarding these Ginnie Maes. It should be noted, however, that the potential for appreciation on Ginnie

Maes which could otherwise be expected to result from a decline in interest rates may be limited by any increased prepayments by mortgagors as interest rates decline. Prepayments of principal on Ginnie Maes purchased at a premium over par will result in some loss on investment while prepayments on Ginnie Maes purchased at a discount from par will result in some gain on investment. If interest rates rise, the prepayment risk of higher yielding, premium Ginnie Maes and the prepayment benefit for lower yielding discount Ginnie Maes will be reduced. Higher coupon premium Ginnie Maes are more likely to prepay than lower coupon, discount Ginnie Maes. Although the Program will reinvest payments and prepayments of principal in additional Ginnie Maes, there is no assurance that the interest rate at the time of reinvestment will be as advantageous as that on the securities being paid or prepaid.

        Portfolio Transactions—Pursuant to the provisions of the Transaction Agency Agreement, Ginnie Maes satisfying the criteria referred to above will be purchased for the account of the Program by the Transaction Agent on a regular basis out of the net cash available to the Program for investment. Similarly, Ginnie Maes will be sold for the account of the Program by the Transaction Agent on a regular basis to satisfy the net cash requirements of the Program as described in the Prospectus.

        Under existing regulatory prohibitions the Program may not on a principal basis purchase securities from the Administrators or their affiliates or, except in the limited circumstances permitted by applicable rules of the Securities and Exchange Commission, from underwriting syndicates in which they participate. Although the Administrators and their affiliates are major factors in the market for mortgage-backed securities, this market is so large that it is not believed that the Program's ability to purchase these securities for its portfolio will be significantly affected by these prohibitions.

        The market for Ginnie Maes is very broad and liquid and, accordingly, it is not anticipated that the Transaction Agent will experience any difficulty in purchasing or selling Ginnie Maes for the account of the Program in accordance with the procedures described in the Prospectus.

        Borrowing—The Program is authorized to borrow money from banks. Borrowings are limited to 33% of the current value of total assets (including the borrowing) less liabilities (excluding any borrowing) and will be reduced within three days (excluding Sundays and holidays) or longer if permitted by the Securities and Exchange Commission if at any time the borrowings exceed this limit. Any pledge or hypothecation of Program assets will only be made in connection with a borrowing, limited to 33% of the value of Program assets computed on the same basis. Borrowing may take the form of a sale of a Ginnie Mae accompanied by a simultaneous agreement as to its repurchase. It is presently intended that borrowings would be made only as an alternative to the sale of Ginnie Maes to meet redemptions and not to raise additional cash for investment. However, this practice could cause changes in the Program's share price to be magnified with changes in interest rates. Any investment gains made with borrowed monies in excess of interest paid (including a higher yield on the securities held than the interest cost) would cause the net asset value of Program shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the securities so held fails to cover their cost (including interest on the borrowings) to the Program, the net asset value of Program shares would decrease faster than would otherwise be the case. This factor is known as "leverage" and can involve greater risk than a fund which does not retain investments in excess of its currently available funds.

        Investment Restrictions—The following investment restrictions are deemed fundamental policies of the Program and may be changed only by the vote of the lesser of (1) the holders of 67% of the Program's outstanding voting securities present at a meeting if the holders of more than 50% of the Program's outstanding voting securities are present in person or by proxy or (2) the holders of more than 50% of the Program's outstanding voting securities.

        The Program will not:

          (1)  invest in securities or other investments other than Treasury Bills and Ginnie Maes of the type described in the Prospectus (the Program has adopted a policy to provide shareholders with at least 60 days' prior written notice as specified in Rule 35d-1(c) if it proposes that, under normal circumstances, less than 80% of the value of its total assets will consist of Ginnie Maes);

          (2) borrow money, except from banks and in an amount not to exceed immediately after such borrowing 33 1/3% of the current value of its total assets (including the amount borrowed) less its liabilities (not including any borrowings) nor pledge or hypothecate any assets except in connection with such a borrowing and in amounts not to exceed 33 1/3% of its total assets, computed on the same basis; in the event that the value of the Fund's assets, as so computed, at any time is less than 300% of the amount of borrowings outstanding, within three days thereafter (excluding Sundays and holidays) or such longer period as the Securities and Exchange Commission may prescribe, the borrowings shall be reduced to within that limit;

          (3) make loans, except through the purchase of obligations in direct placements (the purchase of obligations in other situations not being considered the making of a loan);

          (4) act as a statutory underwriter of securities, except to the extent the Program may be deemed to be an underwriter in connection with the sale of Ginnie Maes held by it, or purchase or sell real estate (except investments in mortgage-backed securities as described in the Prospectus), commodities or commodity contracts; or

          (5) enter into forward purchase agreements.

ADMINISTRATION AGREEMENT

        All aspects of the Program's operations including coordinating all matters relating to the functions of the Agent and any other parties performing operational functions for the Program, shall be supervised by the Administrators—Merrill Lynch Investment Managers, L.P. ("MLIM"), Prudential Securities Incorporated, Morgan Stanley DW Inc. and Salomon Smith Barney Inc. The Administrators shall (a) provide the Program, at the Administrators' expense, with the services of such persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Program including duties in connection with Participant relations, reports, redemption requests and account adjustments; (b) provide the Program, at the Administrators' expense, with adequate office space and related services; and (c) to the extent required by then current Federal securities laws, regulations thereunder or interpretations thereof, pay for the printing of all Program prospectuses used in connection with the distribution and sale of the Shares. (Investment companies may pay these expenses only when an agreement to that effect has been approved by Participants and subject to various other conditions. The Sponsors of the Unit Trust Series for which the Program serves as a reinvestment vehicle have agreed to pay these expenses as long as the Program and the Administrators are prohibited from doing so without such an agreement. The Program has not directly or indirectly paid these expenses.) The directors and officers of the Program who are affiliated with any of the Administrators are identified under "Directors and Officers" below. The Program has agreed to pay a monthly administration fee to the Administrators at the annual rate of 0.2% of the value of the Program's average daily net assets from the beginning of the year to the end of such month. Such fees aggregated $383,552, $349,140 and $342,600 during 1999-2001, respectively. The fee so payable is allocated among the four Administrators in the following respective percentages: MLIM, 58%; Prudential Securities, 16%; Morgan Stanley, 16%; and Salomon Smith Barney, 10%. The allocation of the administration fee among the Administrators is subject to change in accordance with the provisions of the Administration Agreement.

        The Sponsors of Defined Asset Funds have agreed for the present to pay the expenses of Program prospectuses used in connection with distribution and sales of Program shares. The Program pays all other costs and expenses incurred in connection with its organization and operations, including: fees of the Administrators, Agent, transfer agent, custodian and dividend disbursing agent and Transaction Agent; costs of printing and mailing stock certificates, Participant reports, proxy material and (except to the extent borne by the Sponsors) prospectuses; statements of additional information; legal and auditing fees; costs and expenses of the sale, issue and redemption of its Shares (including fees and expenses of registering the Shares under Federal and state securities laws); fees and expenses of unaffiliated directors; costs of accounting and pricing services (including the daily calculation of net asset value); interest, brokerage costs, insurance and taxes. If the Program's expenses for any fiscal year (including the Administrator's fee but excluding interest, taxes, brokerage fees and extraordinary expenses) exceed the lesser of either (a) 1 1/2% of the Program's average daily net assets up to $30,000,000 and 1% of its average daily net assets thereover or (b) 25% of its total investment income, the Administrators, according to their respective percentages, will reimburse the Program for such excess.

        The Administration Agreement provides that the use of the name "The GNMA Fund Investment Accumulation Program" by the Program is non-exclusive and that the Administrators may allow other persons, including other investment companies, to use that name. The right to use that name may also be withdrawn by the Administrators, in which event the Administrators have agreed to present the question of continuing the Administration Agreement to a vote of the Participants of the Program.

        The Administration Agreement will continue from year to year if approved at least annually either (i) by a vote of a majority of the Shares or (ii) by the Board of Directors and, in each case, by vote of a majority of those directors who are not parties to such Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. It was most recently approved by the Board of Directors (including all of the noninterested directors) on June 22, 2001, on which date MLIM replaced its affiliate Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") as Administrator. The Administration Agreement provides that the Administrators shall have no liability to the Program or any Participant for any error of judgment, mistake of law or any loss arising out of any act or omission in the performance by the Administrators of their duties under such Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Administrators' part or from reckless disregard by the Administrators of their obligations and duties under such Agreement. The Administration Agreement automatically terminates upon its assignment and is terminable, without penalty, by the Board of Directors of the Program or by vote of the holders of a majority of the Shares on 60 days' written notice to the Administrators and by the Administrators on 90 days' written notice to the Program. The Administrators' right to terminate could operate to the disadvantage of or work a hardship on the Program.

        MLIM has been appointed by the other Administrators as agent for purposes of taking any action under the Administration Agreement with respect to the Program by power of attorney executed by such Administrators and filed with the Agent and the Transaction Agent. Provision is also made under the Administration Agreement that if the Administrators are unable to agree in respect to action to be taken jointly by them thereunder or cannot agree as to which Administrators shall continue to act as Administrators, then MLIM shall continue to act as sole Administrator. Similarly, if one or more of the Administrators fail to perform their duties under the Administration Agreement or become incapable of acting or become bankrupt or if their affairs are taken over by public authorities, then each such Administrator shall be automatically discharged under the Administration Agreement, and the remaining Administrators shall act as sole Administrators.

        The Administration Agreement is nonexclusive and the Administrators, as well as their affiliates, may furnish similar administrative services to other clients, including other investment accumulation programs. The fees charged to these clients may vary in accordance with the type of client and services rendered.

        MLIM is a registered investment adviser and a holding company for various other investment advisers. MLIM's general partner is Princeton Services, Inc., an indirect wholly-owned subsidiary of Merrill Lynch & Co. Inc. (a financial services holding company), which is MLIM's sole limited partner. Each other Administrator is a Delaware corporation and is engaged in the underwriting, securities and commodities brokerage business, and is a member of the New York Stock Exchange, Inc., other major securities exchanges and commodity exchanges, and the National Association of Securities Dealers, Inc. Salomon

Smith Barney Inc., an investment banking and securities broker-dealer firm, and an indirect wholly-owned subsidiary of Citigroup Inc. is engaged in the advisory business. Prudential Securities Incorporated, a wholly-owned subsidiary of Prudential Securities Group Inc. and an indirect wholly-owned subsidiary of the Prudential Insurance Company of America, is engaged in the investment advisory business. Morgan Stanley DW Inc., a principal operating subsidiary of Morgan Stanley Dean Witter & Co., is engaged in the investment advisory business. Each Administrator, or one of its predecessor corporations or affiliates, has acted as Sponsor of a number of series of unit investment trusts, including GNMA Series. Each has acted as principal underwriter and managing underwriter or investment adviser of other investment companies. Each Administrator except MLIM, in addition to participating as a member of various selling groups or as an agent of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as broker or dealer in securities.

        Merrill Lynch or its nominee holds in its name Program shares for the accounts of customers whose unit trusts are held in Merrill Lynch customer accounts and who elect to reinvest in the Program. These shares may be transferred to an account in the customer's name with the Program Agent upon request. Merrill Lynch maintains records identifying the names and addresses of these customers and their share balances, and will be compensated for these services by the Program Agent out of fees it receives from the Program. During the year ended December 31, 2001, the Program Agent paid Merrill Lynch $108,865 for these services.

DIRECTORS AND OFFICERS

        The ultimate responsibility for the Program's administration rests with its Board of Directors, which meets at least quarterly to oversee the implementation of the Program's policies and which must approve the renewal of the Administration Agreement. The Directors of the Program are three individuals, two of whom are not "interested persons" of the Program as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Directors are responsible for the overall supervision of the operations of the Program and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The Board of Directors elects officers of the Program annually.

        Listed below are the directors and officers of the Program:

                  Officers and Directors who are Interested Persons

Name, Address and Age	Position held with Program	Term of Office and Length of Time Served	Principal Occupations During Past 5 Year	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
TERRY K. GLENN (61) 800 Scudders Mill Rd. Plainsboro, N.J. 08536	President and Director(1)(2)(4)	(3) Since 2001	Chairman (Americas Region) Merrill Lynch Investment Managers, L.P. ("MLIM"), since 2001; Exec. V.P., MLIM and Fund Asset Management, L.P. ("FAM"), including corporate predecessors, since 1983. Pres., Dir. or Trustee, Merrill Lynch Mutual Funds ("ML Funds") since 1999. Exec. V.P. & Dir., Princeton Services, Inc. ("PSI") since 1993. Pres., FAM Distributors, Inc. ("FAMD") since 1986; Dir. since 1991. Pres., Princeton Administrators, L.P. since 1988.	265	Financial Data Services Inc., DSP Merrill Lynch Trustee Company Private Ltd.
FRANK VIOLA (37) 800 Scudders Mill Road Plainsboro, N.J. 08536	Vice President(1)(2)	(3) Since 2001	Portfolio Manager of MLIM since 1997; Managing Director. Portfolio Manager, various ML Funds. V.P., Treasurer, Merrill Lynch Bank & Trust, 1996-97. V.P., Merrill Lynch Capital Markets, 1993-96.
DONALD C. BURKE (41) 500 College Road East Plainsboro, N.J. 08536	Treasurer(1)(2)	(3) Since 2001	First V.P., MLIM and FAM since 1997; Treasurer since 1999; V.P., 1990-97, Dir. of Taxation of MLIM since 1990. V.P. and Treasurer of ML Funds since 1999. Sen. V.P. and Treasurer of PSI since 1999. V.P. of FAMD since 1999.
PHILLIP S. GILLESPIE (38) 800 Scudders Mill Road Plainsboro, N.J. 08536	Secretary(1)(2)	(3) Since 2001	First Vice President of MLIM since 2001; Dir., 2000-01; V.P., 1999-2000; Attorney since 1998. Secretary of ML Funds since 1998. Asst. Gen. Counsel, Chancellor LGT Asset Management Inc., 1997-98. Senior Counsel and Attorney, Securities and Exchange Commission, 1993-97.

                  (1) Interested person by reason of his positions with the Program, MLIM and MLIM affiliates.

                  (2) Director, trustee, officer or member of certain other investment companies of which MLIM or FAM acts as investment adviser or manager.

                  (3) Elected to serve until the next annual meeting of the Board of Directors of the Program and until his successor is duly elected and qualified.

                  (4) Interested person by reason of ownership of securities of MLIM's parent.

                  Directors who are Not Interested Persons

Name, Address and Age	Position held with Program	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
ROBERT A. KAVESH (74) Stern School of Business New York University 44 West 4th Street New York, N.Y. 10012-1126	Director(5)	(6) Since 1978	Marcus Nadler Professor of Finance and Economics, Stern School of Business, New York University.	1	Dell Laboratories, Inc. (cosmetics and pharmaceuticals); Neuberger Berman Funds(10).
LEONARD I. SHANKMAN (82) 3580 Route 44 Millbrook, N.Y. 12545	Director(5)	(6) Since 1978	Private investor.	1	Standard Security Life Insurance Co. of New York

                  (5) Member of the Program's Audit Committee.

                  (6) Elected to serve until the next meeting of shareholders and until his successor is duly elected and qualified. Because the Program does not hold annual meetings of shareholders, each Director will hold office for an indeterminate period.

        The Program's Audit Committee consists of the directors who are not interested persons of the Program. The Audit Committee, consisting of Messrs. Kavesh and Shankman, meets with the Program's independent auditor to determine its independence and whether it should be reengaged for the current reporting year. It also reviews the auditor's report on internal controls and would consider any disputes on accounting matters. The committee met once in 2001. On April 5, 2002, Shares of the Program owned by all officers and directors of the Program as a group aggregated less than 1% of the total of such Shares then outstanding. As of that date, no Director owned any Program shares; Mr. Glenn owns over $100,000 of shares of other ML Funds which he oversees. Merrill Lynch held, of record only, 37% of the outstanding shares of the Program as of December 31, 2001. To the knowledge of the Program, no entity owned beneficially 5% or more of the Program's shares as of that date. The Program pays each unaffiliated director an annual fee of $5,500. For the year ended December 31, 2001, these fees aggregated $11,000.

        At December 31, 2001, none of Prof. Kavesh, Mr. Shankman and their immediate family members owned any securities of any of the Administrators or any company (other than a registered investment company) controlling, controlled by or under common control with ("in a control relationship with") any of them. Since December 31, 1999, none of Prof. Kavesh, Mr. Shankman and their immediate family members have: (1) had any material interest, direct or indirect, in any of these companies, (2) held any position with any of these companies, the Program (except as Director) or any investment company or private fund for which any of these companies acts as investment adviser or principal underwriter, (3) (except as a Director of the Program) had any relationship or any material interest in any transaction with any company described in (2) or with any of their executive officers, nor (4) was an executive officer of any company of which any executive officer of any Administrator or a company in a control relationship with any Administrator was a director.

NET ASSET VALUE

        The net asset value per Share of the Program is determined on any business day on which a purchase or redemption order is received, by dividing the net assets of the Program by the number of its outstanding Shares. The term "business day", as used in the Prospectus and Statement of Additional Information, excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas; and the following Federal holidays: Columbus Day and Veterans' Day. The net assets of the Program are its gross assets less its liabilities as determined in accordance with generally accepted accounting principles. It is the ultimate responsibility of the Board of Directors of the Program to establish standards for the valuation of the Portfolio securities for purposes of determining the net asset value of the Program. The Program has made arrangements with FT Interactive Data (the "Evaluator"), 498 7th Avenue, New York, New York 10018 to furnish to the Program and the Agent on each business day (as of 3:30 P.M. New York time) estimated values of portfolio Securities for purposes of computation of net asset value of the Shares. The Board of Directors has examined the methods used by the Evaluator in estimating the value of portfolio Securities and believes that such methods reasonably and fairly approximate the prices at which portfolio Securities may be sold and will result in a good faith determination of the fair value of the Securities; however, there is no assurance that the portfolio Securities can be sold at the prices at which they are valued.

        Due to the nature of the secondary market for Ginnie Maes it is unlikely that current last sale transactions or unsolicited bids will be regularly available for most of the Securities in the Portfolio. The method used by the Evaluator to value such portfolio Securities is to obtain "quotes" on other mortgage-backed securities guaranteed by GNMA with comparable interest rates and maturities, and to value the Securities similarly. These values are not bids or actual last sale prices, but are estimates of the price at which the Evaluator believes the Program could sell such portfolio Securities.

        Securities with respect to which a last sale transaction is available shall be valued by the Evaluator at such last sale transaction unless in its judgment such last sale transaction does not fairly and accurately represent the price at which these Securities may be sold. If there are current unsolicited bids outstanding for portfolio Securities with respect to which there are no such last sale transactions, the Evaluator will value these Securities within the range of bid and asked prices it considers to best represent the price at which these Securities can be sold in light of the then existing circumstances, unless in its judgment this range does not fairly and accurately represent the range in which these Securities may be sold.

        While securities of the type included in the Program's Portfolio involve minimal risk of loss of principal, due to variations in interest rates the market value of the Securities and net asset value can be expected to fluctuate during the period of an investment in the Program.

TERMS AND CONDITIONS OF PARTICIPATION

        Shares of the Program ("Shares") are offered to facilitate reinvestment of distributions on units of GNMA and other government securities Series of Corporate Income Fund and Government Securities Income Fund that specify reinvestment in the Program ("Reinvesting Series"). All persons who are registered holders of units of any Reinvesting Series are eligible to reinvest in Shares. These include brokers or nominees of banks and other financial institutions which are or become registered holders of Units in Reinvesting Series. This eligibility is subject to the terms and conditions ("Terms and Conditions") set forth below.

        If the shareholder is a broker or nominee of a bank or other financial institution, the trustee and the Agent will apply these Terms and Conditions on the basis of the respective numbers of Units certified from time to time by that shareholder to be the total numbers of Units registered in that shareholder's name and held for the accounts of beneficial owners who have chosen to participate in the Program, upon the several bases of participation offered by the Program at the time. It is anticipated, however, that due to administrative problems connected with Units held in "street name", other than by Merrill Lynch, Units will be registered in the names of the beneficial owners unless those owners elect not to participate in the Program.

        Distributions on Units of a Reinvestment Series will be paid in cash unless the registered holder elects to reinvest those distributions by sending a notice in writing to the Agent. Each electing holder will receive a copy of the Program's prospectus; others may request a copy of the prospectus. Holders of those Units may elect to reinvest or to change a previous election by notice in writing to the Agent. Written notice of any election or change in election must be received by the Agent at least ten days before the Record Day for the first distribution to which the notice is to apply.

        Under these Terms and Conditions, both distributions of interest and of capital gains, if any, and principal on Units participating in the Program will be invested without sales charge in Shares. The Bank of New York, P.O. Box 974, New York, New York 10286-0974, acts as Agent. All securities, cash and other similar assets of the Program are held by the Agent as custodian. The Agent also acts as the Program's dividend disbursing agent, transfer agent and registrar, and performs certain other services for the Program.

        Each distribution of interest, capital gains and principal on Units to be reinvested will, on the date of the distribution, automatically be received by the Agent on behalf of the shareholder and applied to purchase Shares at net asset value, without sales charge. If a holder of Units of a Reinvesting Series has elected to reinvest principal distributions, the proceeds of redemption or payment at maturity of securities held in the Reinvesting Series will be invested in Shares, rather than being distributed in cash to the holder. Net interest income, after expenses, received by the Program on obligations in its portfolio will be distributed monthly by the Program and net realized capital gains, if any, will be distributed at least annually. These distributions will be reinvested automatically in Program Shares unless the shareholder elects, by written notice to the Agent, not to have these distributions reinvested.

        In addition to their right to redeem Shares and receive a payment equal to the net asset value thereof, shareholders may at any time, by notifying the Agent in writing (the Agent will deliver a copy of such notice to the trustee for the respective Reinvesting Series), elect to (i) terminate their participation in the Program and thereafter receive all distributions on their Units in cash, (ii) terminate their participation as to distributions of capital gains and principal on their Units and thereafter receive distributions in cash out of the principal accounts of the respective Reinvesting Series, or (iii) terminate their participation in part, as to distributions of interest on their Units and thereafter receive future distributions in cash out of the income accounts of those Series.

        All the costs of establishing and administering the Program and these Terms and Conditions are borne by the Program.

        The Agent will mail to each registered owner a report of each transaction undertaken for that owner in receiving distributions and purchasing Shares. Distributions on Units which are applied to purchase Shares are considered to have been distributed to the shareholder for federal income tax purposes, and all taxes which are payable in respect of those distributions must be paid by the shareholder, regardless of whether they are reinvested in the Program.

        Experience may indicate that changes in these Terms and Conditions are desirable or that this offering should be terminated. Those changes may be made or this offering may be terminated at the direction of the Board of Directors of the Program without notice to shareholders. The Board may at any time appoint a substitute or additional agent to act for the Program.

REDEMPTION

        Shareholders have the right to redeem their Shares at net asset value, as next determined after receipt of a proper tender, by surrendering the certificates therefor properly endorsed with the signatures guaranteed by an eligible guarantor institution (as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934) together with a request for redemption at the office of the Agent, The Bank of New York, P.O. Box 974, New York, New York 10286-0974. If certificates have not been issued, only delivery of the request for redemption (with signature guaranteed as set forth above) is required. The Program has arranged, however, for an exemption from the signature guarantee requirement for redemptions involving less than $5,000 on the date of receipt by the Agent of all the necessary documents where the proceeds are to be reinvested through one of the Administrators in units of a Series of Government Securities Income Fund, Municipal Investment Trust Fund, Defined Assets Funds, Corporate Income Fund or Equity Investor Fund which are to be registered in the names of the registered owners of the Shares. This exemption may be reduced or eliminated without prior notice. A guarantee of each shareholder's signature is required for all redemptions, regardless of the amount involved, where the proceeds are to be paid to shareholders or where the units to be purchased are to be registered in names different from those of the registered owners of the Shares.

        The redemption price will be the net asset value next determined after either (i) the certificates are tendered for redemption or (ii) if no certificates have been issued, a request for redemption is received in good order as set forth above. The price received upon redemption may be more or less than the amount paid by the shareholder depending on the net asset value of the Shares at the time of redemption. Payment of the redemption price must be made within seven days after proper tender, except as described below.

        The right of redemption may be suspended or payment postponed during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings; when trading on the Exchange is restricted or an emergency exists, in each case as determined by rules and regulations of the Securities and Exchange Commission; or during any period when the Securities and Exchange Commission has by order permitted such suspension.

        The Program has elected to be obligated to pay in cash redemptions during any 90-day period for any one shareholder up to the lesser of $250,000 or 1% of the Program's net asset value. Payments in excess of such amount will normally be made in cash. If, however, the Board of Directors determines that liquidation of the Program's holdings is impracticable or that such payment in cash would be adverse to the interests of the remaining shareholders, such payment may be made in whole or in part in Securities. The value of any Securities distributed in payment for tendered Shares shall be deemed to be their value used in determining the net asset value of the Shares at the time they were tendered for redemption. If Securities rather than cash are distributed, the shareholder will incur brokerage charges or their equivalent in dealer markdowns in liquidating these Securities.

        Any of the Administrators may accept orders from dealers with whom it has satisfactory agreements for the repurchase of Shares held by shareholders. Repurchase orders received by the dealer prior to 3:30 p.m. on any business day and by the Administrator prior to the close of its business day (4:00 p.m., Eastern time) are redeemed at the price determined as of 3:30 p.m. on such day. As orders not received from the dealer by such time will be treated as being received after 3:30 p.m. and therefore sold at the price next computed thereafter, it is the responsibility of the dealers to transmit orders so that they will be received by the Administrator prior to its close of business. This repurchase arrangement is discretionary and may be withdrawn. There is no additional charge for repurchases.

        Due to the high cost of maintaining accounts of less than $500, the Program reserves the right to redeem Shares in any account for their then current net asset value (which will be paid promptly to the shareholder) if at any time the total investment of such shareholder does not have a net asset value of at least $500 and the shareholder owns no Units of a Unit Trust Series or has elected that no distributions on any such Units owned by such shareholder be invested in Shares. Before any such redemption is effected, the shareholder will be given 30 days' written notice, during which period he will be entitled to elect to have distributions on Units owned by such shareholder invested in Shares or to purchase Shares to bring his account up to a net asset value of $500 and thereby avoid such redemption.

FEDERAL TAXES

        The Program has qualified and intends to continue to qualify for the special tax treatment applicable to "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification and election as a "regulated investment company" involve no supervision of investment policy or management by any government agency. If a "regulated investment company" distributes to shareholders 90% or more of its investment company taxable income excluding its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income (including any net capital gain) distributed to shareholders in a timely manner. In addition, a "regulated investment company" will not be subject to the 4% excise tax on certain undistributed income to the extent it distributes to its participants in a timely manner at least 98% of its taxable income (including any net capital gain). The Program expects to distribute all its net ordinary income and all its capital gain net income (i.e., the excess of capital gain over capital loss) in a timely manner. As a result, it is anticipated that the Program will not be subject to federal income tax or the excise tax. Any capital loss is deductible by the Program only to the extent of capital gain; any excess capital loss may be carried forward to certain future taxable years. As of December 31, 2001, the Program had a capital loss carryforward of $1,058 expiring in 2006, which will be available to offset a like amount of future capital gains. Although all or a portion of the Program's taxable income (including any net capital gain) for a calender year may be distributed shortly after the end of the calendar year, such a distribution will be treated for federal income tax purposes as having been received by shareholders during the calendar year.

        Distributions of the Program's net capital gain that are designated as capital gain dividends by the Program will be taxable to shareholders as long-term capital gain, regardless of the time the shareholder has held the Shares. Distributions to shareholders of the Program's interest income, gain that is treated as ordinary income under the market discount rules and any net short-term capital gain in any year will be taxable as ordinary income to shareholders to the extent of the Program's taxable income (other than income attributable to its net capital gain) for that year. Any excess will be treated as a return of capital and will reduce the shareholder's basis in his Shares and, to the extent that such distributions exceed his basis, will be treated as a gain from the sale of his Shares as discussed below. It is anticipated that substantially all of the distributions of the Program's interest income, ordinary gain and any net short-term capital gain will be taxable as ordinary income to shareholders. Distributions that are taxable as ordinary income to shareholders will constitute dividends for federal income tax purposes, but will not be eligible for the dividends-received deduction for corporations.

        A shareholder, other than a dealer in securities or financial institution, will generally recognize capital gain or loss when the shareholder disposes of his Shares (by sale, redemption or otherwise). In the case of a distribution of Securities to a shareholder upon redemption of his Shares, gain or loss will generally be recognized in an amount equal to the difference between the investor's tax basis in his Shares and the fair market value of the Securities received in redemption. Net capital gain may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. Any such capital gain or loss will be long-term if the shareholder's holding period for his Shares is more than one year and short-term if his holding period is one year or less. However, any capital loss arising from the sale or redemption of Shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends previously distributed by the Program to the shareholder.

        The federal tax status of each year's distributions will be reported to shareholders and to the Internal Revenue Service. The foregoing discussion relates only to the federal income tax status of the Program and to the tax treatment of distributions by the Program to U.S. shareholders. Shareholders who are not U.S. citizens or residents should be aware that distributions from the Program generally will be subject to a withholding tax of 30%, or a lower applicable treaty rate. Because interest income of the type received by the Program would generally not be subject to withholding if received directly by a foreign shareholder, an investment in the Program is likely to be appropriate for a foreign shareholder only when that foreign shareholder can utilize a foreign tax credit or corresponding benefit in respect of such withholding tax. Foreign shareholders should consult their own tax advisers to determine whether investment in the Program is appropriate. Distributions may also be subject to state and local taxation and shareholders should consult their own advisers in this regard.

        Distributions from the Program will be taxed in the manner described above regardless of whether such distributions are actually received by the shareholder or are reinvested in additional Shares.

PORTFOLIO TRANSACTIONS

        Transactions in mortgage-backed securities guaranteed by GNMA are generally made through securities dealers acting as principals, although the Program may purchase or sell such securities in brokerage transactions. Subject to the power of the Securities and Exchange Commission to take appropriate exemptive action, the Program is prohibited from engaging in securities transactions with the Administrators or any of their affiliates acting as principals (although they may do so on a brokerage basis) and from purchasing securities in underwritten offerings in which the Administrators or any of their affiliates participate as an underwriter. While there is no undertaking or agreement to do so, the Transaction Agent, which is responsible for selecting securities dealers to effect transactions for the Program's portfolio, subject to the policy of seeking the most favorable prices and executions, may allocate securities transactions among various dealers on the basis of supplementary statistical information and price quotation and other services furnished to it. Such statistical information may be used in providing services for all of the accounts for which it acts and it is not possible to relate the benefits of such information to any particular account. During its three fiscal years ended December 31, 2001, the Program did not pay any brokerage commissions.

GENERAL INFORMATION

        The Program is an open-end, diversified, management investment company, and was incorporated in Maryland on November 17, 1977.

        The Program is authorized to issue 25 million shares of common stock, $0.01 par value each. When issued, shares are fully paid and non-assessable, participate equally in distributions and in assets upon liquidation, and have equal, non-cumulative voting rights. The shares have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable.

        The Program does not intend to hold meetings of shareholders unless under the Investment Company Act shareholders are required to act on any of the following matters: (1) election of directors, (2) approval of an investment advisory agreement, distribution agreement or administration agreement, or (3) ratification of the selection of independent auditors.

        Code of Ethics—The Program has adopted a code of ethics that significantly restricts the personal investing activities of all employees of the Agent for the Administrators and imposes additional restrictions on fund investment personnel. The Code requires that all employees preclear any personal securities investments (with limited exceptions such as mutual funds, high-quality short-term securities and direct obligations of the U.S. government). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all MLIM employees include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by MLIM. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Program within seven calendar days before or after trading by the Program in the same or an equivalent security. The Code is on file with the Commission and you may obtain a copy by contacting the Commission at the address listed on the back cover of this Statement of Additional Information.

        The Program Agent, whose address appears on the back cover, holds the Program's assets as custodian. The Program Agent as custodian is authorized to hold Bills in an account with the U.S. Treasury Book Entry System and Ginnie Maes in an account with Depository Trust Company—MBS Division. These accounts will include only assets held for customers.

        Legal Opinion—The validity of the Shares offered hereby has been passed upon for the Program by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017. Such counsel have relied as to matters of Maryland law on an opinion of Weinberg & Green LLC, 100 South Charles Street, Baltimore, Maryland 21201. Davis Polk & Wardwell have acted as special counsel in connection with the public offerings of Units of the Unit Trust Series.

        Auditors and Financial Statements—Deloitte & Touche LLP, independent auditors for the Program, have audited the statement of assets and liabilities, including the schedule of investments, of the Program as of December 31, 2001 and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended as stated in their independent auditors' report appearing in the annual report of the Program for the year ended December 31, 2001 which has been incorporated by reference in this Statement of Additional Information.

STATEMENT OF
ADDITIONAL INFORMATION
Dated May 1, 2002

THE
GNMA
INVESTMENT
ACCUMULATION
PROGRAM

P.O. Box 9011
Princeton, N.J. 08543-9011
(609) 282-8503

Administrators:

Merrill Lynch Investment Managers, L.P.
P.O. Box 9011
Princeton, N.J. 08543-9011
(609) 282-8503

Prudential Securities Incorporated
199 Water Street
New York, N.Y. 10292
(973) 367-2197

Morgan Stanley DW Inc.
One Chase Manhattan Plaza
New York, N.Y. 10005
(212) 392-2222

Salomon Smith Barney Inc.
125 Broad Street
9th Floor
New York, N.Y. 10004
(212) 816-6000

Program and Transaction Agent:
The Bank of New York
15 Broad Street
New York, N.Y. 10286
1-(800) 221-7771

Independent Auditors
for the Program:

Deloitte & Touche LLP
Princeton Forrestal Village
116-300 Village Boulevard
Princeton, N.J. 08540

PART C

Item 23.    Exhibits

Exhibit	Description

(a)	—Amended and Restated Articles of Incorporation of Registrant (incorporated by reference to Exhibit 1 to Amendment No. 1 to Form N-8B-1 of Registrant, 1940 Act File No. 811-2788).
(b)	—By-Laws of the Registrant (incorporated by reference to Exhibit 77Q to Registrant's Form N-SAR for the period ending 12/31/88, 1940 Act File No. 811-2788).
(c)	—Not applicable
(d)	—Not applicable
(e)	—Not applicable
(f)	—Not applicable
(g)(1)	—Form of Custody Agreement between The Bank of New York and Registrant (incorporated by reference to Exhibit (1)(8) to Amendment No. 1 to Form S-5 of the Registrant, 1933 Act File No. 2-60367), subject to Amendatory Agreements (below).
(2)	—Form of Amendatory Agreement dated as of March 18, 1980 between The Bank of New York and Registrant (incorporated by reference to Exhibit (8)(a) to Amendment No. 3 to Form N-1 of the Registrant, 1933 Act File No. 2-60367).
(3)	—Form of Amendatory Agreement dated as of March 25, 1987 between The Bank of New York and Registrant (incorporated by reference to Exhibit 8(c) to Amendment No. 11 to Form N-1A of the Registrant, 1933 Act File No. 2-60367).
(4)	—Form of Amendatory Agreement dated as of August 21, 1990 between The Bank of New York and Registrant (incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 16 to Form N-1A of the Registrant, 1933 Act File No. 2-60367).
(h)(1)	—Form of Administration Agreement by and among the Registrant, Merrill Lynch Investment Managers, L.P., Prudential-Bache Securities Inc., Morgan Stanley DW Inc. and Salomon Smith Barney Inc. (filed herewith).
(2)(a)	—Forms of Program Agency Agreement between The Bank of New York and Registrant (incorporated by reference to Exhibit (1)(9) to Amendment No. 1 to Form S-5 of Registrant, 1933 Act File No. 2-60367), subject to Amendatory Agreement (below).
(2)(b)	—Form of Amendatory Agreement dated as of March 18, 1980 between Registrant and The Bank of New York (incorporated by reference to Exhibit (9)(1) to Amendment No. 3 to Form N-1 of the Registrant, 1933 Act File No. 2-60367).
(3)	—Form of Transaction Agency Agreement between the Registrant and Bank of New York dated June 23, 1992 (incorporated by reference to Exhibit 9(c) to Amendment No. 18 on Form N-1A of the Registrant, 1933 Act File No. 2-60367).
(i)	—Opinion of Davis Polk & Wardwell (filed herewith).
(j)(1)	—Consent of Deloitte & Touche LLP, independent auditors for the Registrant (filed herewith) (contained herein as page C-4 of the Registration Statement).
(2)	—Consent of FT Interactive Data (filed herewith)

(k)
Omitted Financial Statements
Contained in Annual Report (incorporated by reference into Part B):
        Schedule of Investments as of December 31, 2001
        Statement of Assets and Liabilities as of December 31, 2001
        Statement of Operations for the year ended December 31, 2001
        Statements of Changes in Net Assets for the years ended December 31, 2001 and 2000
Financial Highlights for each of the years in the five-year period ended December 31, 2001
(l)	—Not applicable
(m)	—Not applicable
(n)	—Not applicable
(o)	—Not applicable
(p)	—Merrill Lynch Investment Managers Code of Ethics (filed herewith).

Item 24.    Persons controlled by or under control with the Fund

        Not applicable

Item 25.    Indemnification

        Article IX of the By-Laws of Registrant is incorporated by reference to Exhibit 77Q to Registrant's Form N-SAR for the period ending 12/31/88 (1940 Act File No. 811-2788).

Item 26.    Business and other Connections of Investment Adviser

        Not applicable

Item 27.    Principal Underwriters

        Not applicable

Item 28.    Location of Accounts and Records

        All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the offices of Registrant and The Bank of New York.

Item 29.    Management Services

        Other than as set forth under "Administration Agreement" in the Statement of Additional Information constituting Part B of this Registration Statement, Registrant is not party to any management-related service contract.

Item 30.    Undertakings

        The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request, and without charge.

SIGNATURES

        Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, The GNMA Fund Investment Accumulation Program, Inc., certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 29th day of April, 2002.

THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC. (REGISTRANT)
By	/s/ TERRY K. GLENN Terry K. Glenn President

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ TERRY K. GLENN (Terry K. Glenn)	President and Director (Principal Executive Officer)	April 29, 2002
/s/ DONALD C. BURKE (Donald C. Burke)	Treasurer (Principal Financial and Accounting Officer)	April 29, 2002
/s/ ROBERT A. KAVESH (Robert A. Kavesh)	Director	April 29, 2002
(Leonard Shankman)	Director	April , 2002

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 27 to Registration Statement No. 2-60367 on Form N-1A of our report dated February 25, 2002 appearing in the December 31, 2001 Annual Report of The GNMA Fund Investment Accumulation Program, Inc., and to the references to us under the captions "Financial Highlights" in the Prospectus and "General Information—Auditors and Financial Statements" in the Statement of Additional Information, which are parts of such Registration Statement.

/S/ DELOITTE & TOUCHE LLP
New York, New York
April 29, 2002

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THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
INVESTMENT POLICIES AND RESTRICTIONS
ADMINISTRATION AGREEMENT
DIRECTORS AND OFFICERS
NET ASSET VALUE
TERMS AND CONDITIONS OF PARTICIPATION
REDEMPTION
FEDERAL TAXES
PORTFOLIO TRANSACTIONS
GENERAL INFORMATION
PART C
SIGNATURES